Exhibit 99.1
                              UBS Investment Bank
                            Fixed Bid Stratification
                    Available; No PIF's; AF30 AUG/AUG3; '; '
================================================================================
Pool Summary                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Conforming                                       514    $73,811,032.00    49.12%
Non-Conforming                                   166     76,469,599.00    50.88
Total:                                           680   $150,280,630.00   100.00%
Adjusted Balance: $150,280,630.26
Data as of Date: 2004-07-01
GROSS WAC: 7.4351%
NET WAC: 7.135%
% SF/PUD: 83.18%
% FULL/ALT: 2.44%
% CASHOUT: 30.09%
% PURCHASE: 62.06%
% INVESTOR: 4.28%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 82.51%
% FICO > 679: 61.35%
% NO FICO: 0.12%
WA FICO: 698
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 17.68%
CALIFORNIA %: 13.93%
Latest Maturity Date: 20340701
Loans with Prepay Penalties: 17.68%

Product Type                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
30 YR FXD                                        680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Original Balance                               COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                20       $851,622.00     0.56%
$50,000.01 - $100,000.00                         161     12,426,743.00     8.22
$100,000.01 - $150,000.00                        131     16,180,522.00    10.70
$150,000.01 - $200,000.00                         94     16,056,397.00    10.62
$200,000.01 - $250,000.00                         53     11,793,798.00     7.80
$250,000.01 - $300,000.00                         32      8,722,825.00     5.77
$300,000.01 - $350,000.00                         37     12,131,300.00     8.02
$350,000.01 - $400,000.00                         62     23,371,519.00    15.46
$400,000.01 - $450,000.00                         26     11,124,600.00     7.36
$450,000.01 - $500,000.00                         16      7,660,100.00     5.07
$500,000.01 - $550,000.00                         11      5,787,650.00     3.83
$550,000.01 - $600,000.00                         13      7,530,834.00     4.98
$600,000.01 - $650,000.00                         12      7,685,900.00     5.08
$650,000.01 - $700,000.00                          5      3,441,250.00     2.28
$700,000.01 - $750,000.00                          1        712,000.00     0.47
$750,000.01 - $800,000.00                          1        754,000.00     0.50
$800,000.01 - $850,000.00                          3      2,530,000.00     1.67
$1,000,000.01 >=                                   2      2,440,000.00     1.61
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $151,201,060.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: $26,400.00
Maximum: $1,280,000.00
Average: $222,354.50

Unpaid Balance                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                21       $898,635.00     0.60%
$50,000.01 - $100,000.00                         160     12,325,082.00     8.20
$100,000.01 - $150,000.00                        131     16,136,355.00    10.74
$150,000.01 - $200,000.00                         94     16,018,252.00    10.66
$200,000.01 - $250,000.00                         53     11,761,645.00     7.83
$250,000.01 - $300,000.00                         33      8,982,269.00     5.98
$300,000.01 - $350,000.00                         38     12,444,415.00     8.28
$350,000.01 - $400,000.00                         61     22,928,024.00    15.26
$400,000.01 - $450,000.00                         27     11,510,777.00     7.66
$450,000.01 - $500,000.00                         15      7,178,326.00     4.78
$500,000.01 - $550,000.00                         13      6,843,466.00     4.55
$550,000.01 - $600,000.00                         10      5,800,474.00     3.86
$600,000.01 - $650,000.00                         12      7,645,173.00     5.09
$650,000.01 - $700,000.00                          5      3,416,549.00     2.27
$700,000.01 - $750,000.00                          2      1,453,816.00     0.97
$800,000.01 - $850,000.00                          3      2,510,861.00     1.67
$1,000,000.01 >=                                   2      2,426,511.00     1.61
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: $25,875.49
Maximum: $1,274,088.50
Average: $221,000.93

Gross Rate                                     COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.751% - 7.000%                                   49    $13,639,496.00     9.08%
7.001% - 7.250%                                  273     53,774,026.00    35.78
7.251% - 7.500%                                  182     41,873,674.00    27.86
7.501% - 7.750%                                   92     20,635,385.00    13.73
7.751% - 8.000%                                   51     10,963,968.00     7.30
8.001% - 8.250%                                   23      5,985,432.00     3.98
8.251% - 8.500%                                    7      2,412,629.00     1.61
8.501% - 8.750%                                    1        251,958.00     0.17
8.751% - 9.000%                                    1        347,055.00     0.23
9.251% - 9.500%                                    1        397,006.00     0.26
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 7.000%
Maximum: 9.500%
Weighted Average: 7.435%

Net Rate                                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.501% - 6.750%                                  148    $28,223,375.00    18.78%
6.751% - 7.000%                                  232     49,886,322.00    33.20
7.001% - 7.250%                                  147     34,676,266.00    23.07
7.251% - 7.500%                                   85     19,576,251.00    13.03
7.501% - 7.750%                                   41      9,612,154.00     6.40
7.751% - 8.000%                                   19      5,263,503.00     3.50
8.001% - 8.250%                                    5      2,046,740.00     1.36
8.251% - 8.500%                                    2        648,964.00     0.43
8.501% - 8.750%                                    1        347,055.00     0.23
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 6.750%
Maximum: 8.625%
Weighted Average: 7.135%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                        Jul 20, 2004 16:27                           Page 1 of 4

Original Term to Maturity                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
241 - 300                                          1        $67,507.00     0.04%
360 - 360                                        679    150,213,123.00    99.96
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 300
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
241 - 300                                          1        $67,507.00     0.04%
301 - 359                                        561    133,234,170.00    88.66
360 - 360                                        118     16,978,953.00    11.30
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 294
Maximum: 360
Weighted Average: 355

Seasoning                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
<= 0                                             118    $16,978,953.00    11.30%
1 - 1                                            125     18,825,344.00    12.53
2 - 2                                             53      8,562,597.00     5.70
3 - 3                                             44     13,414,257.00     8.93
4 - 4                                             45     13,514,454.00     8.99
5 - 5                                             83     18,974,056.00    12.63
6 - 6                                             81     23,264,714.00    15.48
7 - 12                                           121     33,843,213.00    22.52
13 - 24                                            4      1,210,242.00     0.81
25 - 36                                            1        145,201.00     0.10
37 - 48                                            5      1,547,598.00     1.03
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0
Maximum: 47
Weighted Average: 5

FICO Scores                                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0 - 0                                              1       $178,795.00     0.12%
560 - 569                                          1        119,526.00     0.08
580 - 589                                          3        999,694.00     0.67
610 - 619                                          3        946,733.00     0.63
620 - 629                                         30      5,317,128.00     3.54
630 - 639                                         40      7,974,877.00     5.31
640 - 649                                         41      7,426,920.00     4.94
650 - 659                                         46      8,616,135.00     5.73
660 - 669                                         55     14,673,899.00     9.76
670 - 679                                         60     11,828,167.00     7.87
680 - 689                                         45     10,021,137.00     6.67
690 - 699                                         43      8,166,917.00     5.43
700 - 709                                         59     13,955,793.00     9.29
710 - 719                                         56     13,117,071.00     8.73
720 - 729                                         37     10,361,733.00     6.89
730 - 739                                         33      6,822,990.00     4.54
740 - 749                                         33      9,244,698.00     6.15
750 - 759                                         20      3,965,677.00     2.64
760 - 769                                         28      7,147,655.00     4.76
770 - 779                                         15      3,319,510.00     2.21
780 - 789                                         20      4,762,996.00     3.17
790 - 799                                          7        920,655.00     0.61
800 - 809                                          4        391,924.00     0.26
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0
Maximum: 805
Weighted Average: 698

Loan To Value Ratio                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
15.001% - 20.000%                                  2       $282,843.00     0.19%
20.001% - 25.000%                                  2        101,482.00     0.07
25.001% - 30.000%                                  5        404,366.00     0.27
30.001% - 35.000%                                  1        149,883.00     0.10
35.001% - 40.000%                                  6        538,052.00     0.36
40.001% - 45.000%                                  3        326,559.00     0.22
45.001% - 50.000%                                 10      1,507,823.00     1.00
50.001% - 55.000%                                  6      1,273,096.00     0.85
55.001% - 60.000%                                 10      1,940,465.00     1.29
60.001% - 65.000%                                 18      4,461,109.00     2.97
65.001% - 70.000%                                 28      6,541,947.00     4.35
70.001% - 75.000%                                 43     10,285,870.00     6.84
75.001% - 80.000%                                184     54,789,031.00    36.46
80.001% - 85.000%                                 21      5,240,050.00     3.49
85.001% - 90.000%                                102     22,607,969.00    15.04
90.001% - 95.000%                                238     39,678,589.00    26.40
95.001% - 100.000%                                 1        151,498.00     0.10
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 17.31%
Maximum: 97.00%
Weighted Average: 82.51%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                        Jul 20, 2004 16:27                           Page 2 of 4

Combined Loan To Value Ratio                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
15.001% - 20.000%                                  2       $282,843.00     0.19%
20.001% - 25.000%                                  1         49,563.00     0.03
25.001% - 30.000%                                  5        411,989.00     0.27
30.001% - 35.000%                                  1        149,883.00     0.10
35.001% - 40.000%                                  6        538,052.00     0.36
40.001% - 45.000%                                  3        326,559.00     0.22
45.001% - 50.000%                                  8      1,373,195.00     0.91
50.001% - 55.000%                                  5        928,363.00     0.62
55.001% - 60.000%                                 10      1,940,465.00     1.29
60.001% - 65.000%                                 17      3,781,583.00     2.52
65.001% - 70.000%                                 27      6,459,820.00     4.30
70.001% - 75.000%                                 39      8,992,009.00     5.98
75.001% - 80.000%                                154     43,862,560.00    29.19
80.001% - 85.000%                                 23      6,737,206.00     4.48
85.001% - 90.000%                                113     27,633,988.00    18.39
90.001% - 95.000%                                254     44,608,953.00    29.68
95.001% - 100.000%                                12      2,203,599.00     1.47
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 17.31%
Maximum: 100.00%
Weighted Average: 83.89%

DTI                                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
<= 0.000%                                        585   $115,561,063.00    76.90%
11.001% - 16.000%                                  1        462,462.00     0.31
16.001% - 21.000%                                  3      1,613,337.00     1.07
21.001% - 26.000%                                  6      2,797,402.00     1.86
26.001% - 31.000%                                 22      7,060,296.00     4.70
31.001% - 36.000%                                 14      4,109,833.00     2.73
36.001% - 41.000%                                 28     11,890,371.00     7.91
41.001% - 46.000%                                 13      5,258,840.00     3.50
46.001% - 51.000%                                  6      1,355,950.00     0.90
51.001% - 56.000%                                  1        145,201.00     0.10
61.001% - 66.000%                                  1         25,875.00     0.02
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0.000%
Maximum: 65.050%
Weighted Average: 34.649%

Geographic Concentration                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
New York                                          62    $21,250,607.00    14.14%
California                                        58     20,940,546.00    13.93
Florida                                           59     13,492,966.00     8.98
New Jersey                                        39     11,040,502.00     7.35
Virginia                                          28      6,526,541.00     4.34
Massachusetts                                     18      6,447,209.00     4.29
Illinois                                          27      5,925,625.00     3.94
Michigan                                          29      5,306,596.00     3.53
Texas                                             28      5,024,274.00     3.34
Maryland                                          21      4,988,123.00     3.32
Arizona                                           24      4,471,459.00     2.98
Minnesota                                         25      4,158,495.00     2.77
Ohio                                              27      3,419,388.00     2.28
Nevada                                            12      3,020,444.00     2.01
Washington                                        13      2,891,759.00     1.92
Pennsylvania                                      25      2,852,024.00     1.90
Georgia                                           13      2,704,611.00     1.80
North Carolina                                    16      2,698,345.00     1.80
Oregon                                            12      2,212,253.00     1.47
Maine                                              9      1,637,538.00     1.09
Hawaii                                             4      1,496,856.00     1.00
New Mexico                                        12      1,495,123.00     0.99
Colorado                                          10      1,392,259.00     0.93
Utah                                               4      1,285,775.00     0.86
Wisconsin                                          7      1,217,592.00     0.81
District Of Columbia                               4      1,198,615.00     0.80
Missouri                                          10      1,138,903.00     0.76
New Hampshire                                      4      1,019,370.00     0.68
Indiana                                           10        939,287.00     0.63
Connecticut                                        4        893,634.00     0.59
South Carolina                                     8        796,059.00     0.53
Iowa                                              10        794,077.00     0.53
Kansas                                             5        737,553.00     0.49
Idaho                                              7        720,044.00     0.48
Oklahoma                                           6        521,405.00     0.35
Louisiana                                          5        517,544.00     0.34
Arkansas                                           4        442,873.00     0.29
Vermont                                            2        407,576.00     0.27
South Dakota                                       2        367,851.00     0.24
Mississippi                                        2        250,775.00     0.17
Delaware                                           2        231,966.00     0.15
Kentucky                                           1        214,868.00     0.14
Alabama                                            2        210,866.00     0.14
Nebraska                                           3        202,829.00     0.13
Montana                                            1        162,450.00     0.11
Tennessee                                          1        131,477.00     0.09
Wyoming                                            1        126,350.00     0.08
Alaska                                             1        123,404.00     0.08
Rhode Island                                       1         92,874.00     0.06
North Dakota                                       1         83,920.00     0.06
West Virginia                                      1         57,150.00     0.04
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

North-South CA                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
States Not CA                                    622   $129,340,084.00    86.07%
South CA                                          40     14,441,926.00     9.61
North CA                                          18      6,498,620.00     4.32
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                        Jul 20, 2004 16:27                           Page 3 of 4

Zip Code Concentration                         COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
10956                                              2     $1,788,139.00     1.19%
10804                                              3      1,414,631.00     0.94
78738                                              1      1,274,089.00     0.85
60616                                              2      1,071,468.00     0.71
02186                                              2        976,452.00     0.65
Other                                            670    143,755,852.00    95.66
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Loan Purpose                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Purchase                                         410    $93,269,183.00    62.06%
Cash Out Refi                                    216     45,218,031.00    30.09
Rate & Term Refi                                  51     11,425,871.00     7.60
Cash Out Debt Consolidation                        3        367,546.00     0.24
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Cashout Indicator                              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No                                               461   $104,695,054.00    69.67%
Yes                                              219     45,585,576.00    30.33
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Document Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No Doc                                           251    $41,476,653.00    27.60%
No Income No Asset                               117     26,443,843.00    17.60
Stated Doc                                        95     18,074,950.00    12.03
No Income Verified                                46     17,068,011.00    11.36
No Ratio                                          85     16,390,693.00    10.91
No Income No Appraisal                            37     14,600,198.00     9.72
Reduced                                           14      6,656,667.00     4.43
Full                                              15      3,660,630.00     2.44
Stated Income Full Asset                           8      3,395,543.00     2.26
Asset Only                                        11      2,404,659.00     1.60
Employment Verification Only                       1        108,785.00     0.07
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Property Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Single Family                                    516   $105,560,481.00    70.24%
Pud                                               58     17,978,503.00    11.96
Two Family                                        36      9,868,402.00     6.57
Low Rise Condo (2-4 floors)                       32      5,008,672.00     3.33
Four Family                                        7      3,451,903.00     2.30
Three Family                                      10      3,221,644.00     2.14
Condomimium                                        8      1,584,106.00     1.05
High Rise Condo (gt 8 floors)                      5      1,408,581.00     0.94
Pud Detached                                       3      1,364,727.00     0.91
Multifamily > 4 units                              2        406,248.00     0.27
Mobile Home Unattached                             1        170,959.00     0.11
Coop                                               1        159,743.00     0.11
Single Family Attached                             1         96,662.00     0.06
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Occupancy                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Owner Occupied                                   635   $136,906,285.00    91.10%
Second Home                                       31      6,947,973.00     4.62
Investor Occupied                                 14      6,426,372.00     4.28
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Prepayment Penalty (Months)                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0.000                                            519   $123,714,774.00    82.32%
12.000                                             4      1,383,910.00     0.92
24.000                                           124     19,124,148.00    12.73
36.000                                            27      3,343,822.00     2.23
60.000                                             6      2,713,976.00     1.81
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
wa Term: 5.049

Balloon Flag                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Not a Balloon Loan                               680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%

Lien Position                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
1                                                680   $150,280,630.00   100.00%
Total:                                           680   $150,280,630.00   100.00%

Mortgage Ins.                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Amerin                                           133    $19,696,086.00    13.11%
Assumed MI for Levels Only                         2        222,275.00     0.15
GEMICO                                             3      1,019,474.00     0.68
Lender Paid MI                                     4        775,610.00     0.52
MGIC                                               8      2,836,644.00     1.89
PMI Mortgage Insurance                           121     21,497,678.00    14.31
Radian Guaranty                                   14      2,944,937.00     1.96
Republic Mortgage Insurance                        5      2,044,364.00     1.36
Triad Guaranty Insurance Co.                      48      8,097,762.00     5.39
United Guaranty                                   24      8,543,276.00     5.68
LTV <=80                                         318     82,602,525.00    54.97
--------------------------------------------   -----   ---------------   ------
Total:                                           680   $150,280,630.00   100.00%
--------------------------------------------   -----   ---------------   ------
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                        Jul 20, 2004 16:27                           Page 4 of 4